EXHIBIT 10.3
December 21, 2009
BorgWarner Inc.
3850 Hamlin Road
Auburn Hills, Michigan 48326
Attention: General Counsel
Attention: John J. Gasparovic, General Counsel and Secretary
Ladies and Gentlemen:
     Reference is hereby made to that certain Credit Agreement dated as of July 22, 2004 (as amended by (a) that certain Amendment No. 1 and Consent Agreement dated as of April 30, 2009, (b) that certain Amendment No. 2 dated as of August 11, 2009, and (c) that certain Amendment No. 3 and Consent dated as of October 23, 2009 and as further amended, restated, supplemented or otherwise modified, the “Credit Agreement”), among BorgWarner Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties hereto (the “Lenders”), and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Issuing Bank and Swingline Lender. Except as otherwise specified in this agreement (this “Letter Agreement”), all capitalized undefined terms used herein shall have the meanings assigned thereto in the Credit Agreement.
     Reference is also made to (a) that certain Receivables Sale Agreement, dated as of December 21, 2009 (the “Receivables Sale Agreement”), by and among (i) BorgWarner Emissions Systems Inc., a Delaware corporation, BorgWarner Morse TEC Inc., a Delaware corporation, BorgWarner Powdered Metals Inc., a Delaware corporation, BorgWarner Thermal Systems Inc., a Delaware corporation, BorgWarner TorqTransfer Systems Inc., a Delaware corporation, BorgWarner Transmission Systems Inc., a Delaware corporation, BorgWarner Turbo Systems Inc., a Delaware corporation, collectively as originators and (ii) BWA Receivables Corporation, a Delaware corporation, as buyer and (b) that certain Receivables Purchase Agreement dated as of December 21, 2009 (the “Receivables Purchase Agreement” and together with the Receivables Sale Agreement, the “2009 Receivables Documents”) among BWA Receivables Corporation, a Delaware corporation, as seller, BorgWarner Inc., a Delaware corporation, as initial collection agent, Wachovia Bank, National Association, as purchaser and Wachovia Bank, National Association, as administrative agent, copies of which are attached hereto as Exhibit A.
     Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, each of the parties hereto agrees that Section 6.6 of the Credit Agreement is hereby modified to permit the Disposition of accounts receivable and assets supporting the obligations under such transferred accounts receivable in each case in connection with any Receivables Facility that is permitted under the Credit Agreement. The parties hereto further agree that Consolidated Total Debt shall not include any Receivables Facility that is permitted under the Credit Agreement irrespective of whether such Receivables Facility is treated as indebtedness in accordance with GAAP.
     Effective upon the execution hereof by the Required Lenders, the Administrative Agent and each Loan Party and the Lenders’ receipt of the final 2009 Receivables Documents and the completion of the

Disposition of the accounts receivables subject to the Receivables Facility evidenced by the 2009 Receivables Documents, the Administrative Agent hereby unconditionally and irrevocably releases and discharges:
     (a) each Lien granted under the Security Agreement that is applicable to the accounts receivable sold or transferred to BWA Receivables Corporation by BorgWarner Emissions Systems Inc., BorgWarner Morse TEC Inc., BorgWarner Powdered Metals Inc., BorgWarner Thermal Systems Inc., BorgWarner TorqTransfer Systems Inc., BorgWarner Transmission Systems Inc., and BorgWarner Turbo Systems Inc. pursuant to the Receivables Sale Agreement (and such assets supporting the obligations under such transferred accounts receivable as are reasonably required to be subject to such Lien and constitute “Purchased Assets” (as defined in the Receivables Sale Agreement)), but only to the extent such accounts receivable and supporting obligations are actually sold pursuant to and in accordance with the Receivables Purchase Agreement, it being understood and agreed that this release is a partial release and shall not effect the Administrative Agent’s Liens on any other Collateral, including, without limitation, (i) any machinery or equipment of the Borrower or any Guarantor or (ii) to any inventory or goods of the Borrower or any Guarantor that has not been sold or transferred and given rise to an account receivable transferred by BWA Receivables Corporation pursuant to the Receivables Purchase Agreement); and
     (b) BWA Receivables Corporation from its obligations under the Guaranty Agreement and the Security Agreement.
     Each of the Loan Parties hereto and BWA Receivables Corporation represents and warrants that (a) BWA Receivables Corporation (i) does not and shall not own or hold any assets other than the Purchased Assets (as defined in the Receivables Sale Agreement), or conduct any operations, other than those reasonably necessary to comply with the terms of the 2009 Receivables Documents, and (ii) does not currently have, and will not incur, assume or suffer to exist, any Indebtedness other than Indebtedness under the terms of the Receivables Facility evidenced by the 2009 Receivables Documents, with aggregate outstandings at no time exceeding the maximum amounts set forth in the definition of Receivables Facility in the Credit Agreement and (b) the release of BWA Receivables Corporation from the Guaranty as contemplated herein does not constitute a release of all or substantially all of the value of the Guaranty.
     Pursuant to the terms hereof and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Administrative Agent and each of the Lenders party hereto each hereby agrees to the modifications set forth in this Letter Agreement.
     Except as expressly provided herein, the Credit Agreement and the other Loan Documents (and each of the guaranties set forth therein and the security interests granted therein) shall remain unmodified and in full force and effect. This Letter Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the

Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties or any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
     This Letter Agreement shall be effective upon the execution hereof by the Required Lenders, the Administrative Agent and each Loan Party.
     By its execution hereof, each Loan Party, on a joint and several basis, hereby represents and warrants that after giving effect to this Letter Agreement, (a) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (b) no Default or Event of Default has occurred and is continuing as of the date hereof or would result after giving effect to the transactions contemplated hereunder, (c) that such Person has all requisite power and authority and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Letter Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms, and (d) this Letter Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Loan Party, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms.
     This Letter Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Letter Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Letter Agreement.
     THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES.
[Signature Pages Follow]

     Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.

Sincerely, BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:
Title:

[Signature Pages Continue]
BorgWarner Inc.
Letter Agreement
Signature Page

BANK OF AMERICA, N.A., as a Lender, Issuing Bank and Swingline Lender

By:

Name:
Title:

CITIBANK, N.A., as a Lender

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

MORGAN STANLEY BANK, N.A., as a Lender

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:
Name:
Title:

[Signature Pages Continue]
BorgWarner Inc.
Letter Agreement
Signature Page

THE NORTHERN TRUST COMPANY, as a Lender

By:
Name:
Title:

INTESA SANPAOLO S.P.A., as a Lender

By:
Name:
Title:

MERRILL LYNCH BANK USA, as a Lender

By:
Name:
Title:

[Signature Pages Continue]
BorgWarner Inc.
Letter Agreement
Signature Page

Acknowledged and accepted by:
BORGWARNER INC., as Borrower

By:

Name:
Title:

BORGWARNER DIVERSIFIED TRANSMISSION PRODUCTS INC., as Guarantor

By:

Name:
Title:

BORGWARNER DIVERSIFIED TRANSMISSION PRODUCTS SERVICES INC., as Guarantor

By:

Name:
Title:

BORGWARNER EMISSIONS SYSTEMS HOLDING INC., as Guarantor

By:

Name:
Title:

BORGWARNER EMISSIONS SYSTEMS INC., as Guarantor

By:

Name:
Title:

BORGWARNER EMISSIONS SYSTEMS OF MICHIGAN INC., as Guarantor

By:

Name:
Title:

[Signature Pages Continue]
BorgWarner Inc.
Letter Agreement
Signature Page

BORGWARNER EUROPE INC., as Guarantor

By:

Name:
Title:

BORGWARNER HOLDING INC., as Guarantor

By:

Name:
Title:

BORGWARNER INVESTMENT HOLDING INC., as Guarantor

By:

Name:
Title:

BORGWARNER JAPAN INC., as Guarantor

By:

Name:
Title:

BORGWARNER MORSE TEC INC., as Guarantor

By:

Name:
Title:

BORGWARNER NW INC., as Guarantor

By:

Name:
Title:

BORGWARNER POWDERED METALS INC., as Guarantor

By:

Name:
Title:

[Signature Pages Continue]
BorgWarner Inc.
Letter Agreement
Signature Page

BORGWARNER SOUTH ASIA INC., as Guarantor

By:

Name:
Title:

BORGWARNER THERMAL SYSTEMS INC., as Guarantor

By:

Name:
Title:

BORGWARNER THERMAL SYSTEMS OF MICHIGAN INC., as Guarantor

By:

Name:
Title:

BORGWARNER TORQTRANSFER SYSTEMS INC., as Guarantor

By:

Name:
Title:

BORGWARNER TRANSMISSION SYSTEMS INC., as Guarantor

By:

Name:
Title:

BORGWARNER TURBO SYSTEMS INC., as Guarantor

By:

Name:
Title:

BRONSON SPECIALTIES INC., as Guarantor

By:

Name:
Title:

BWA TURBO SYSTEMS HOLDING CORPORATION, as Guarantor

By:

Name:
Title:

KUHLMAN CORPORATION, as Guarantor

By:

Name:
Title:

BWA RECEIVABLES CORPORATION

By:

Name:
Title:

BorgWarner Inc.
Letter Agreement
Signature Page